NAI-5012918200v5

EXHIBIT 10.1

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of July 15, 2026, by and among CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership”), Lehigh Gas Wholesale Services, Inc., a Delaware corporation (“Services” and, together with the Partnership, the “Borrowers”), the Guarantors (as defined below) party hereto, each of the Lenders and L/C Issuers party hereto and Citizens Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the entities listed on the signature pages hereto as Guarantors (the “Guarantors” and, together with the Borrowers, collectively, the “Loan Parties”), the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto are parties to that certain Credit Agreement, dated as of April 1, 2019 (as amended and restated by the Amendment and Restatement Agreement, dated as of March 31, 2023, as further amended by the First Amendment to Amended and Restated Credit Agreement, dated as of February 20, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Agreement, the “Credit Agreement”); and

WHEREAS, the Borrowers wish to make certain amendments to the Existing Credit Agreement and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent, the Collateral Agent and the Lenders party hereto are willing to do so, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and other valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties agree as follows:

SECTION 1.
Defined Terms. Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.
SECTION 2.
Amendment. Effective as of the Second Amendment Effective Date (as defined below):
2.1.
The Existing Credit Agreement is hereby amended by inserting the language indicated in underlined text (indicated textually in the same manner as the following example: underlined text or underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) in Exhibit A hereto; and

2.2.
Schedules 1.01(A), 1.01(B), 5.13, 7.01, 7.02, and 7.03 to the Existing Credit Agreement are hereby restated in their entirety as set forth on Schedules 1.01(A), 1.01(B), 5.13, 7.01, 7.02, and 7.03 hereto.

NAI-5012918200v5

SECTION 3.
Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions (the date on which all such conditions are satisfied and/or waived, the “Second Amendment Effective Date”):
3.1.
The Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to it:
(a)
a duly executed and delivered counterpart of this Agreement signed by each Borrower, each other Loan Party party hereto and each Lender;
(b)
a Note executed by the Borrowers in favor of each Lender requesting a Note;
(c)
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower or Guarantor (or, if applicable, the General Partner acting on behalf of such Person) as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;
(d)
such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower and Guarantor is duly organized or formed, and, to the extent available for entities validly existing and in good standing in such jurisdiction, that each Borrower and each Guarantor is validly existing and in good standing in its jurisdiction of organization or formation;
(e)
a customary opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to the Borrowers and Guarantors, addressed to the Administrative Agent, the Collateral Agent, the L/C Issuers and each Lender, as to the matters concerning the Borrowers and Guarantors and the Loan Documents as the Lenders may reasonably request;
(f)
a certificate attesting to the Solvency of the Loan Parties on a consolidated basis before and after giving effect to this Agreement and any Credit Extension to be made on the Second Amendment Effective Date, from the chief financial officer of the General Partner;
(g)
a certificate signed by a Responsible Officer of the Partnership certifying that the conditions specified in Section 3.4 below have been satisfied and to the accuracy in all respects of the representations set forth in Sections 6.4 and 6.5 below;
(h)
an updated perfection certificate substantially in the form provided to the Administrative Agent on March 31, 2023; and
(i)
copies of a recent Lien, tax and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties revealing no Liens other than Liens permitted under Section 7.01 of the Credit Agreement.
3.2.
(i) All fees required to be paid to the Administrative Agent and the Arrangers on or before the Second Amendment Effective Date shall have been paid and (ii) all fees required to be paid to the Lenders on or before the Second Amendment Effective Date shall have been paid.
3.3.
Unless waived by the Administrative Agent, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to the Second Amendment

NAI-5012918200v5

Effective Date (or on or prior to the Second Amendment Effective Date, if agreed by the Borrowers), plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).
3.4.
Since December 31, 2025, there shall not have occurred any event, condition or occurrence that has had, or is reasonably expected to have, a Material Adverse Effect.
3.5.
[Reserved.]
3.6.
The Administrative Agent, the Arrangers and the Lenders shall have received, three (3) Business Days prior to the Second Amendment Effective Date (so long as such documentation and information has been reasonably requested in writing by the Administrative Agent, the Arrangers, and the Lenders at least seven (7) Business Days prior to the Second Amendment Effective Date), all documentation and other information about the Borrowers and the Guarantors that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

Without limiting the generality of the provisions of Section 9.03(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.

SECTION 4.
Reallocation. Immediately upon the effectiveness of this Agreement, the Revolving Credit Loans, and participations in L/C Obligations and Swing Line Loans, of each of the Lenders shall be reallocated in a manner determined by the Administrative Agent such that such Revolving Credit Loans and such participations are held ratably by the Lenders in accordance with their respective Commitments. Each Lender shall be deemed to have assigned, or taken assignment of, such Revolving Credit Loans, and to have purchased sub-participations in such participations, as the Administrative Agent shall determine to be appropriate to effect the foregoing. Each Lender agrees to make cash settlements in respect of any outstanding Revolving Credit Loans and such participations, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve.

SECTION 5.
Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Agreement and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby and thereby, (ii) its guarantee of the Obligations under the Guaranty and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents; provided that, on and after the effectiveness of this Agreement, each reference in the Credit Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. Without limiting the

NAI-5012918200v5

generality of the foregoing, the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Obligations.
SECTION 6.
Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Agreement, the Borrowers and each other Loan Party party hereto hereby represent and warrant to the Administrative Agent and each Lender as follows:
6.1.
Such Loan Party has the power and authority, and the legal right, to make, deliver and perform this Agreement and all documents and instruments delivered in connection herewith. Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith, and this Agreement has been duly executed and delivered on behalf of such Loan Party.

6.2.
This Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at Law).

6.3.
No consent or authorization of, or filing with, notice to or other act by or in respect of any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any documents and instruments delivered in connection herewith, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) those consents, authorizations, filings and notices, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.4.
On the Second Amendment Effective Date, both at the time of and immediately after giving effect to this Agreement and any Credit Extension to be made on the Second Amendment Effective Date, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects), except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects) as of such earlier date.

6.5.
On the Second Amendment Effective Date, both at the time of and immediately after giving effect to this Agreement and any Credit Extension to be made on the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

6.6.
The perfection certificate delivered pursuant to Section 3.1(h) above has been duly prepared, completed and executed by the Borrowers and the information set forth therein (including (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party and (iii) prior names used by any Loan Party) is true, correct and complete in all respects as of the Second Amendment Effective Date.

SECTION 7.
Post-Closing Obligations. Within thirty (30) days following the Second Amendment Effective Date (or such later date as may be agreed by the Administrative Agent), the Borrower shall deliver to the Administrative Agent evidence that all insurance required to be maintained pursuant to

NAI-5012918200v5

the Loan Documents has been obtained and is in effect, together with the certificates of insurance, naming the Collateral Agent, on behalf of the Secured Parties, as an additional insured or lender’s loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitutes Collateral.
SECTION 8.
Reference to and Effect upon the Credit Agreement.
8.1.
Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Existing Credit Agreement and the other Loan Documents, all rights of the Administrative Agent, the Lenders and the other Secured Parties and all of the Obligations shall remain in full force and effect. The Borrowers and the other Loan Parties party hereto hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect.

8.2.
The execution, delivery and effectiveness of this Agreement shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Existing Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

8.3.
From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

8.4.
Upon the effectiveness hereof, each Person executing this Agreement as a Lender that was not a Lender under the Existing Credit Agreement shall be a Lender under the Credit Agreement and will have the rights and be subject to the obligations of a Lender under the Credit Agreement, including the provisions of Article IX thereof.

SECTION 9.
Incorporation by Reference. The terms and provisions of Sections 10.12 (Severability), 10.14 (Governing Law; Jurisdiction; Etc.) and 10.17 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement are hereby incorporated herein by reference, and shall apply to this Agreement mutatis mutandis as if fully set forth herein.

SECTION 10.
Counterparts; Electronic Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except as provided in Section 3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial

NAI-5012918200v5

Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Administrative Agent to accept electronic signature counterparts in any form or format and (y) Administrative Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to any Loan Document and the parties hereto agree to promptly deliver such manually executed counterpart signature pages. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to Administrative Agent, Lead Arranger or any Lender, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
SECTION 11.
Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

PARTNERSHIP:

CROSSAMERICA PARTNERS LP
By: CrossAmerica GP LLC, its general partner

By: /s/ Maura Topper__________________

Name: Maura Topper

Title: President and Chief Executive Officer

SERVICES:

LEHIGH GAS WHOLESALE SERVICES, INC.

By: /s/ Maura Topper__________________

Name: Maura Topper

Title: President and Chief Executive Officer

GUARANTORS:

LGP OPERATIONS LLC,

LEHIGH GAS WHOLESALE LLC,
EXPRESS LANE, INC.,
LGP REALTY HOLDINGS GP LLC,

MINNESOTA NICE HOLDINGS INC.,
ERICKSON OIL PRODUCTS, INC.,

FREEDOM VALU CENTERS, INC.,

PETROLEUM MARKETERS, INCORPORATED,

PM PROPERTIES, INC.,

CAP OPERATIONS, INC.,

NTI DROP DOWN ONE, LLC,
M & J OPERATIONS, LLC,

CAP WEST VIRGINIA HOLDINGS, LLC

By:	/s/ Maura Topper
	Name:	Maura Topper
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LGP REALTY HOLDINGS LP
By: LGP Realty Holdings GP LLC,
its general partner

By:	/s/ Maura Topper
	Name:	Maura Topper
	Title:	President and Chief Executive Officer

CAPL RETAIL LLC, CAPL JKM PARTNERS LLC, CAPL JKM HOLDINGS LLC, CAPL JKM WHOLESALE LLC, JOE’S KWIK MARTS LLC
By:	/s/ Maura Topper
	Name:	Maura Topper
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

Administrative AGENT:

CITIZENS BANK, N.A., as Administrative Agent, as Collateral Agent and as a Lender and L/C Issuer

By:	/s/ Cynthia Matje
	Name:	Cynthia Matje
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Manufacturers and Traders Trust Company,
as a Lender and L/C Issuer

By: /s/ Michael Zile_________________________

Name: Michael Zile

Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Capital One, NA,
as a Lender and L/C Issuer

By: /s/ Thomas Lawler_________________________

Name: Thomas Lawler

Title: Senior Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Fifth Third Bank, National Association,
as a Lender and L/C Issuer

By: /s/ Nate Calloway_________________________

Name: Nate Calloway

Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By: /s/ Robert Mendoza_________________________

Name: Robert Mendoza

Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: MUFG BANK, N.A.,
as a Lender and L/C Issuer

By: /s/ Traci Bankston_________________________

Name: Traci Bankston

Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Truist Bank,
as a Lender and L/C Issuer

By: /s/ Tesha Winslow_________________________

Name: Tesha Winslow

Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Todd Alcantara_________________________

Name: Todd Alcantara

Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Bank of America, N.A.,
as a Lender

By: /s/ Holver Rivera_________________________

Name: Holver Rivera

Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: TD Bank, N.A.,
as a Lender

By: /s/ Steven Fahringer_________________________

Name: Steven Fahringer

Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Raymond James Bank,
as a Lender

By: /s/ Chad E. Colby_________________________

Name: Chad E. Colby

Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Atlantic Union Bank,
as a Lender

By: /s/ Matthew Sawyer_________________________

Name: Matthew Sawyer

Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AMONG CROSSAMERICA PARTNERS LP, LEHIGH GAS WHOLESALE SERVICES, INC., EACH OTHER LOAN PARTY PARTY HERETO, EACH LENDER PARTY HERETO, AND CITIZENS BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution: Webster Bank, N.A.,
as a Lender

By: /s/ Steven W. Collins_______________________

Name: Steven W. Collins

Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]